UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2011

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Crexendo, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-32277	87-0591719
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1615 South 52nd Street, Tempe, AZ  85281
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (623) 242-5959

iMergent, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On December 21, 2011 the Registrant issued a corrected press release which corrected the record date and payable date for the dividend declared on December 21, 2011, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release entitled “Crexendo Announces Quarterly Dividend”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iMergent, Inc

	By:	/s/ Jonathan Erickson
Jonathan Erickson
Chief Financial Officer
Date: December 21, 2011